UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2019

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11406	52-1762325
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Technology Park Drive
Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on January 2, 2019 (the "Initial Filing"), on January 2, 2019, Kadant Inc. (the "Company") completed its previously announced acquisition (the "Acquisition") of the equity interests of LLCP PCS Alternative Syntron, LLC and Syntron Material Handling Group, LLC (together with certain of its affiliates, "SMH") from entities affiliated with Levine Leichtman Capital Partners Private Capital Solutions, L.P. ("LLCP") pursuant to an Equity Purchase Agreement dated December 9, 2018 among the Company, LLCP PCS Alternative Syntron, LLC, Syntron Material Handling Group, LLC, PCS Alternative Corp Seller 1, LLC, PCS Alternative Corp Seller 2, LLC, SMH Equity, LLC and LLCP, solely in its capacity as the representative of the sellers (the "Acquisition Agreement") for approximately $179,000,000, subject to certain customary adjustments as further described in the Acquisition Agreement.

This Amendment No. 1 amends the Initial Filing to include the historical financial statements of Syntron Material Handling Holdings, LLC, which is a wholly-owned subsidiary of SMH and represents the consolidated operating results of SMH, and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(i)	Audited Consolidated Financial Statements of Syntron Material Handling Holdings, LLC and Subsidiaries as of and for the year ended December 31, 2017 are filed as Exhibit 99.2 hereto.

(ii)
Unaudited Condensed Consolidated Financial Statements of Syntron Material Handling Holdings, LLC and Subsidiaries as of and for the nine months ended September 30, 2018 are filed as Exhibit 99.3 hereto.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as Exhibit 99.4 hereto:

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 29, 2018.

Unaudited Pro Forma Condensed Combined Statement of Income for the fiscal year ended December 30, 2017 and the fiscal nine months ended September 29, 2018.

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit 99.1 shall be deemed to be furnished and not filed.

Exhibit No.	Description

23	Consent of Independent Certified Public Accountants

99.1	Press Release dated January 2, 2019, announcing the completion of the Acquisition.*

99.2	Audited Consolidated Financial Statements of Syntron Material Handling Holdings, LLC and Subsidiaries as of and for the year ended December 31, 2017.

99.3	Unaudited Condensed Consolidated Financial Statements of Syntron Material Handling Holdings, LLC and Subsidiaries as of and for the nine months ended September 30, 2018.

99.4	Pro Forma Financial Information listed in Item 9.01 (b).

*Filed as Exhibit 99 to the Company’s Current Report on Form 8-K filed January 2, 2019 and incorporated herein by reference.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: March 19, 2019	By:	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer

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